Prospectus Supplement                                    81625 3/02
dated March 18, 2002 to:

PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 2001

The Trust's Trustees have approved in principle the mergers of the following funds (to the extent that this prospectus otherwise offers these funds):

Putnam VT Asia Pacific Growth Fund to be acquired by Putnam VT International Growth Fund, a fund that seeks capital appreciation by investing mainly in common stocks of companies outside the United States. Unlike Putnam VT Asia Pacific Growth Fund, Putnam VT International Fund does not concentrate its investments in a particular geographic region.

Putnam VT Technology Fund to be acquired by Putnam VT Voyager Fund II, a fund that seeks long-term growth of capital by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Unlike Putnam VT Technology Fund, Putnam VT Voyager Fund II does not concentrate its investments in the technology sector.

For more information about Putnam VT International Growth Fund or Putnam VT Voyager Fund II, please call 1-800-225-1581 for a prospectus. Completion of the mergers is subject to a number of conditions, including final approval by the Trust's Trustees and approval by shareholders of the funds at a shareholder meeting expected to be held within approximately the next six months. Putnam VT Asia Pacific Growth Fund and Putnam VT Technology Fund do not expect to accept investments after April 15, 2002.

40009                                                       HV-3534